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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K







                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 3, 2004
                                                          --------------

                  Wachovia Commercial Mortgage Securities, Inc.
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                 (Exact name of registrant specified in Charter)


   North Carolina                333-108944                 56-1643598
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   (State or other              (Commission               (IRS Employer
   jurisdiction of              File Number)           Identification No.)
   incorporation)


            301 South College Street
            Charlotte, North Carolina                            28288-0166
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    (Address of principal executive offices)                       Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (704) 374-6161


                                    No Change
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          Former name and former address, if changed since last report)


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ITEM 5. Other Events.

     Attached is a structural and collateral term sheet (the "Term Sheet") furnished to the Registrant on behalf of the underwriters by Wachovia Capital Markets, LLC (and when joined by Goldman, Sachs & Co. and Greenwich Capital Markets, Inc., the "Underwriters"), in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2004-C14, Classes A-1, A-2, B, C and D (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-108944) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheet by reference in the Registration Statement.

     The Term Sheet was prepared by the Underwriters; the Registrant did not prepare or participate in the preparation of the Term Sheet.

     Any statement or information contained in the Term Sheet shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements of information contained in the Prospectus.


ITEM 7. Financial Statements, Pro Forma Information and Exhibits.

(c)           Exhibits

Exhibit 99.1     Term Sheet







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             WACHOVIA COMMERCIAL MORTGAGE
                                             SECURITIES, INC.


                                             By:/s/ William J. Cohane
                                                --------------------------------
                                                Name: William J. Cohane
                                                Title: Managing Director


Date:  August 5, 2004
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                                  EXHIBIT INDEX

Item 601(a) of
Regulation S-K
Exhibit No.                        Description                         Page No.
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99.1                               Term Sheet